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                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

        This First Amendment to Employment Agreement is hereby entered into as of March 23, 2004 by and among Cedar Shopping Centers, Inc., a Maryland corporation (the "Corporation"), Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership (the "Partnership") and Leo S. Ullman (the "Executive").

                               W I T N E S S E T H

        WHEREAS, the Corporation, the Partnership and the Executive entered into that certain Employment Agreement dated as of November 1, 2003 (the "Employment Agreement"); and

        WHEREAS, on March 23, 2004 the Board of Directors of the Corporation (on the Corporation's own behalf, and as the sole general partner of the Partnership) approved the modification to Section 4.1 of each of the existing Employment Agreements, by deleting the words commencing with "provided however..." and ending with "... conclusive and binding".

        NOW THEREFORE, intending to be legally bound, the parties hereto agree as follows:

        Section 4.1(i) of the Employment Agreement is hereby amended to read as follows:

        "(i) pay to the Executive as severance pay, within five days after termination, a lump sum payment equal to 250% of the sum of the Executive's annual salary at the rate applicable on the date of termination and the average of the Executive's annual bonus for the preceding two full fiscal years;"

        IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the date first above written.

                                        CEDAR SHOPPING CENTERS, INC.

                                        By:   /s/ BRENDA J. WALKER
                                              ----------------------------------
                                              Brenda J. Walker, Vice President

                                        CEDAR SHOPPING CENTERS PARTNERSHIP, L.P.
                                        By: Cedar Shopping Centers, Inc.

                                        By:   /s/ BRENDA J. WALKER
                                              ----------------------------------
                                              Brenda J. Walker, Vice President

                                              /s/ LEO S. ULLMAN
                                              ----------------------------------
                                              Leo S. Ullman